                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 9, 2001
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                              OMNIPOINT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-27442                 04-296720
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)

 12920 SE 38th Street, Bellevue, Washington                     98006
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  (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code (425) 378-4000
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On April 9, 2001, Omnipoint Corporation, a Delaware corporation and a subsidiary of VoiceStream Wireless Corporation, a Delaware corporation, issued a Notice of Redemption to the holders of its 7% Cumulative Convertible Preferred Stock. A copy of the Redemption Notice and a copy of the press release announcing this redemption are attached hereto as exhibits, and each is incorporated herein by reference.

Item 7. Exhibits.

        Exhibit No.
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        99.1             Notice of Redemption, dated April 9, 2001

        99.2             Press Release, dated April 9, 2001

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OMNIPOINT CORPORATION
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                                        (Registrant)


Date April 10, 2001                     By /s/ Alan R. Bender
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                                                       (Signature)
                                        Alan R. Bender, Executive Vice President